EXHIBIT 2.3

CUSIP No.  Y0436Q109

AGREEMENT CONCERNING JOINT FILING
OF SCHEDULE 13D

The undersigned agree as follows:

(i) each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

(ii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated:  March 9, 2020

V. PREM WATSA

/s/ V. Prem Watsa
V. Prem Watsa

THE SECOND 1109 HOLDCO LTD.

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

THE SIXTY THREE FOUNDATION

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: Director

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Vice President and Chief Operating Officer

FFHL GROUP LTD.

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

FAIRFAX (BARBADOS) INTERNATIONAL CORP.

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

WENTWORTH INSURANCE COMPANY LTD.

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

TIG INSURANCE (BARBADOS) LIMITED

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

FAIRFAX (US) INC.

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ODYSSEY US HOLDINGS INC.

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ODYSSEY GROUP HOLDINGS, INC.

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ODYSSEY REINSURANCE COMPANY

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

GREYSTONE INSURANCE COMPANY

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

NEWLINE HOLDINGS UK LIMITED

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

NEWLINE CORPORATE NAME LIMITED

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

HUDSON INSURANCE COMPANY

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

HUDSON SPECIALTY INSURANCE COMPANY

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

1102952 B.C. UNLIMITED LIABILITY COMPANY

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY HOLDINGS I, LTD

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY, LTD

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE HOLDINGS (IRELAND) LTD.

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE HOLDINGS (U.S.) INC.

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ALLIED WORLD INSURANCE COMPANY

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

AW UNDERWRITERS INC.

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ALLIED WORLD SPECIALTY INSURANCE COMPANY

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ALLIED WORLD SURPLUS LINES INSURANCE COMPANY

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY, AG

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY (EUROPE) DAC

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ALLIED WORLD ASSURANCE COMPANY (U.S.) INC.

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

CRUM & FORSTER HOLDINGS CORP.

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

UNITED STATES FIRE INSURANCE COMPANY

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ZENITH NATIONAL INSURANCE COMPANY

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ZENITH INSURANCE COMPANY

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

RIVERSTONE HOLDINGS LIMITED

By:	/s/ Nicholas C. Bentley
Name: Nicholas C. Bentley
Title: Chairman of the Board and Chief Executive Officer

RIVERSTONE INSURANCE (UK) LIMITED

By:	/s/ Nicholas C. Bentley
Name: Nicholas C. Bentley
Title: Director

RIVERSTONE CORPORATE CAPITAL LIMITED

By:	/s/ Nicholas C. Bentley
Name: Nicholas C. Bentley
Title: Chairman of the Board

BRIT LIMITED

By:	/s/ Mark Allan
Name: Mark Allan
Title: Chief Financial Officer and Director

BRIT INSURANCE HOLDINGS LIMITED

By:	/s/ Mark Allan
Name: Mark Allan
Title: Director

BRIT REINSURANCE (BERMUDA) LIMITED

By:	/s/ Mark Allan
Name: Mark Allan
Title: Director

BRIT SYNDICATES LIMITED

By:	/s/ Mark Allan
Name: Mark Allan
Title: Director

BRIT UW LIMITED

By:	/s/ Mark Allan
Name: Mark Allan
Title: Director

TIG INSURANCE COMPANY

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of
Attorney attached to this Schedule 13D

ADVENT CAPITAL (HOLDINGS) LTD

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ADVENT CAPITAL (NO. 3) LIMITED

By:	/s/ Peter Clarke
Name: Peter Clarke
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

THE SECOND 810 HOLDCO LTD.

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: Director